EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                     PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                    Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                   EVERGREEN (FORMERLY KEYSTONE)  TAX FREE INCOME FUND


                          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen (formerly Keystone) Tax Free Income Fund ("Evergreen Tax Free Income") that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Tax Free Income to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present
 .

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                    EITHER may sign this Proxy. When signing
                      as attorney, executor, administrator,
                      trustee, guardian, or custodian for a
                    minor, please give your full title. When
                   signing on behalf of a corporation or as a
                   partner for a partnership, please give the
                     full corporate or partnership name and
                               your title, if any.

                                    Date                 , 199


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                                    Signature(s) and Title(s), if applicable



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 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN TAX FREE INCOME. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROSPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN TAX FREE INCOME RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.
EXAMPLE:           X
                  ---

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Tax Free Fund, a series of Evergreen Municipal Trust, will (i) acquire all of the assets of Evergreen Tax Free Income in exchange for shares of Evergreen Tax Free Fund; and (ii) assume certain identified liabilities of Evergreen Tax Free Income, as substantially described in the accompanying Prospectus/Proxy Statement.


 ---- FOR                 ---- AGAINST                          ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.



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                  EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                PLEASE VOTE,  SIGN,  DATE AND PROMPTLY  RETURN
                YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

               Please detach at perforation before mailing.
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                  KEYSTONE TAX FREE FUND



                       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Tax Free Fund ("Keystone Tax Free") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Tax Free to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present
 .

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                    EITHER may sign this Proxy. When signing
                      as attorney, executor, administrator,
                      trustee, guardian, or custodian for a
                    minor, please give your full title. When
                   signing on behalf of a corporation or as a
                   partner for a partnership, please give the
                     full corporate or partnership name and
                               your title, if any.


                                    Date                 , 199

                                    ----------------------------------------

                                    ----------------------------------------



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                                    Signature(s) and Title(s), if applicable




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 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEYSTONE TAX FREE. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROSPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF KEYSTONE TAX FREE RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X
                                                                  ---


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Tax Free Fund, a series of Evergreen Municipal Trust, will (i) acquire all of the assets of Keystone Tax Free in exchange for shares of Evergreen Tax Free Fund; and (ii) assume certain identified liabilities of Keystone Tax Free, as substantially described in the accompanying Prospectus/Proxy Statement.

---- FOR                  ---- AGAINST                          ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.



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